Winton Managed Futures Trend Fund

Class A: EVOAX

Class C: EVOCX

Class I: EVOIX

1-877-772-5838

Summary Prospectus October 28, 2025

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. The Fund’s prospectus and Statement of Additional Information, both dated October 28, 2025, along with the Fund’s annual report dated June 30, 2025, are incorporated by reference into this Summary Prospectus. You can obtain these documents and other information about the Fund online at www.wintonfunds.com. You can also obtain these documents at no cost by calling 1-877-772-5838 or by sending an email request to fulfillment@ultimusfundsolutions.com.

Investment Objective: The Fund’s investment objective is to seek long-term capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $25,000 in the Fund. More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page 17 of the Fund’s Prospectus and in Purchase, Redemption and Pricing of Shares on page 55 of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of original purchase price)	1.00%	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee (as a % of amount redeemed, if sold within 30 days)	None	None	None
Management Fees(1)	1.00%	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.94%	0.94%	0.94%
Total Annual Fund Operating Expenses	2.19%	2.94%	1.94%
Fee Waiver(2)	(0.60)%	(0.60)%	(0.60)%
Total Annual Fund Operating Expenses After Fee Waiver	1.59%	2.34%	1.34%
(1)	Restated to reflect current management fee.
(2)	The Adviser has contractually agreed to limit the Fund’s operating expenses by reducing its fees and/or absorbing expenses of the Fund as described in the Fund Summary, until at least October 31, 2027 (unless terminated earlier by the Board of Trustees or as a result of the termination of the Adviser’s appointment as adviser to the Fund), to ensure the total Fund operating expenses after fee waiver and reimbursement (exclusive of: (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions; (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; (vii) expenses incurred in connection with any Fund merger or reorganization; and (viii) extraordinary expenses such as litigation expenses (which may include indemnification of Fund officers and Trustees, and contractual indemnification of Fund service providers (other than the Adviser)) will not exceed 1.59%, 2.34% and 1.34% of average daily net assets attributable to Class A, Class C, and Class I shares respectively. All waived fees and absorbed/reimbursed expenses are subject to possible recoupment from the Fund in future years on a rolling three-year basis (within the three years after the fees or expenses have been waived or reimbursed, as applicable) if such recoupment can be achieved within the foregoing expense limits. This agreement may be terminated only by the Trust’s Board of Trustees, on 60 days written notice to the Adviser.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
A	$727	$1,166	$1,630	$2,909
C	$237	$853	$1,495	$3,219
I	$136	$551	$991	$2,216
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You would pay the following expenses if you did not redeem your Class C Shares. The Example also assumes that you invest $10,000 in the Fund for the time periods indicated, assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
C	$337	$853	$1,495	$3,219

For purchases of $1,000,000 or more of Class A shares, you would pay the following expenses if you did not redeem your Class A Shares:

Class	1 Year	3 Years	5 Years	10 Years
A	$262	$627	$1,120	$2,477

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 4% of the average value of its portfolio.

Principal Investment Strategy

The Fund seeks to achieve its investment objective by pursuing a managed futures (or trend-following) strategy developed and implemented by the Adviser. The strategy is systematic and is applied to a diverse investment universe. The strategy seeks to identify trends in markets (i.e. where future price movements are expected to follow the direction of historical price movements) and take positions to profit from those trends.

The Fund invests globally long and short, using leverage, in a diversified range of markets including equities, commodities, currencies and fixed income. In order to access these markets, the Fund invests in, without limitation, the following instruments: futures (which include futures on equity indices, bonds, interest rates, currencies; and commodities); forwards (which include currency forwards)and may also invest in: swaps (which include equity swaps, total return swaps, interest rate swaps and credit default swaps); and equity securities (which include common stocks of companies of any market capitalization, depositary receipts and exchange traded funds (“ETFs”)), that the Adviser believes are sufficiently liquid, and for which there is sufficient data available (for example, price history, volume and open interest data). The Fund may invest in money market funds for cash management purposes that provide exposure to fixed income markets and the Fund may invest in securities of U.S. and foreign issuers, including issuers in emerging markets.

The Fund may also seek to gain exposure to certain markets, including commodity markets, in whole or in part, through investments in its wholly-owned subsidiary organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary, unlike the Fund, may invest to a significant extent in commodities, commodity contracts, commodity-linked derivative instruments, including swap agreements, derivative instruments, such as futures, options and swaps linked to commodity investments. The Subsidiary may also invest in other instruments in which the Fund is permitted to invest for cash management purposes. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary is also advised by the Adviser.

Investment Process

The managed futures (or trend-following) strategy of the Fund is implemented predominantly using proprietary computer programs that generate signals, which are applied to instruments traded by the Fund. These programs are expected to be modified over time, including in light of market developments and as the Adviser undertakes further research. Changes to the systems occur as a result of, amongst other things, the discovery of new relationships, changes in market liquidity, the availability of new data or the reinterpretation of existing data.

Certain aspects of the implementation of the investment strategy are not automated, such as which investment signals to use, the weightings of particular signals, the leverage to be applied and the instruments on which to focus. Such aspects involve the Adviser’s assessment of matters such as the expected future performance of signals, liquidity of assets, correlation between markets and expected diversification between signals. In addition, the Adviser monitors the behaviour of the investment systems, portfolio composition and market conditions and may make decisions based on factors other than the output of the investment systems, including without limitation, the interests of clients.

In addition to those investments made pursuant to the strategy or for risk management purposes, the Fund directly or through its Subsidiary may invest in other instruments for cash management purposes. These instruments are expected to be predominantly comprised of U.S. government debt instruments with a maturity of less than two years but may include instruments of any government, corporation or other entity and instruments with longer-dated maturities, and may include other instruments such as money market funds. Fixed income securities may be fixed or floating and investment grade as rated by a recognized rating agency or unrated.

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Principal Investment Risks: As with all mutual funds, there is the risk that you could lose all or part of your investment in the Fund. The Fund may not achieve its investment objective and is not intended to be a complete investment program. Many factors affect the Fund’s net asset value (“NAV”) and performance.

The following is a summary description of principal risks of investing in the Fund that apply to the Fund’s direct or indirect investments in or exposure to securities or commodity interests, including futures, options and swap contracts. The principal risks of investing in the Fund, which could adversely affect its NAV and total return, include those described below.

Commodity Risk: Investing in commodities markets may subject the Fund to greater volatility than investments in traditional securities. Commodity prices may be influenced by various external factors such as unfavorable weather, animal and plant disease, geologic and environmental factors as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.

Counterparty Risk: The risk that a party upon whom the Fund relies to consummate a transaction will default.

Credit Risk: There is a risk that issuers and counterparties will not make payments on securities and other investments held by the Fund, resulting in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes.

Currency Risk: Currency trading involves significant risks, including market risk, interest rate risk, country risk, counterparty credit risk and short sale risk. Market risk results from the price movement of foreign currency values in response to shifting market supply and demand. Interest rate risk arises whenever a country changes its stated interest rate target associated with its currency. Country risk arises because virtually every country has interfered with international transactions in its currency.

Derivatives Risk: Futures, forwards, options and swaps involve risks different from, or possibly greater than the risks associated with investing directly in securities including market risk, liquidity risk, leverage risk, tracking risk and counterparty default risk in the case of over the counter derivatives. Option positions may expire worthless exposing the Fund to potentially significant losses.

Emerging Markets Risk: Countries with emerging markets may have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues.

Equity Risk: The NAV of the Fund will fluctuate based on changes in the value of the equity securities in which it invests. Equity prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.

Exchange Traded Fund (“ETF”) Risk: The cost of investing in the Fund will be higher than the cost of investing directly in the ETFs in which it invests and may be higher than other mutual funds that invest directly in stocks and bonds. Each ETF is subject to specific risks, depending on the nature of the ETF. Shares of ETFs and closed end funds may trade at a discount or premium to their NAV per share.

Fixed Income Risk: When a fund invests in fixed income securities or derivatives, the value of your investment in the fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities or derivatives owned by a fund.

Foreign Currency Risk: Currency trading risks include market risk, credit risk and country risk. Market risk results from adverse changes in exchange rates in the currencies the Fund is long or short. Credit risk results because a currency-trade counterparty may default. Country risk arises because a government may interfere with transactions in its currency.

Foreign Exchanges Risk: A portion of the derivatives trades made by the Fund may take place on foreign markets. Neither existing CFTC regulations nor regulations of any other U.S. governmental agency apply to transactions on foreign markets. Some of these foreign markets, in contrast to U.S. exchanges, are so-called principals’ markets in which performance is the responsibility only of the individual counterparty with whom the trader has entered into a commodity interest transaction and not of the exchange or clearing corporation. In these kinds of markets, there is risk of bankruptcy or other failure or refusal to perform by the counterparty.

Foreign (Non-U.S.) Investment Risk: Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards. Investing in emerging markets imposes risks different from, or greater than, risks of investing in foreign developed countries.

Futures Risk: The primary risks associated with the use of futures contracts, which may adversely affect the Fund’s NAV and total return, are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the inability to predict correctly the direction of investment prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell investments from its portfolio to meet daily variation margin requirements, and the Fund may have to sell investments at a time when it may be disadvantageous to do so.

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Interest Rate Risk: Typically, a rise in interest rates causes a decline in the value of fixed income securities. The value of fixed income securities typically falls when an issuer’s credit quality declines and may even become worthless if an issuer defaults.

Issuer-Specific Risk: The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than those of larger issuers. The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.

Leverage Risk: Using derivatives to increase the Fund’s combined long and short exposure creates leverage, which can magnify the Fund’s potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund’s share price.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to sell. Although the Fund’s securities must be liquid at the time of investment, securities may become illiquid after purchase by the Fund, particularly during periods of market turmoil. When the Fund holds illiquid investments, the Fund’s investments may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemptions or for other cash needs, the Fund may suffer a loss. In addition, when there is illiquidity in the market for certain securities, the Fund, due to limitations on investments in illiquid investments, may be unable to achieve its desired level of exposure to a certain sector.

Management Risk: The Adviser’s judgments about the attractiveness, value and potential appreciation of particular asset classes and securities in which the Fund invests may prove to be incorrect and may not produce the desired results. The Fund utilizes the Adviser’s investment strategy, which is based on research into historical data and the application of that research to the development of mathematical models that attempt to forecast returns, risk, correlation and transaction costs. This process can be incomplete and/or flawed and there is an inherent risk that any forecasts derived from them may be inaccurate, particularly if the research or models are based on, or incorporate, inaccurate assumptions or data. Assumptions or data could be inaccurate from the outset or may become inaccurate as a result of many factors such as changes in market structure, increased government intervention in markets or growth in assets managed in accordance with similar investment strategies. In particular, such factors may make the investment strategy less effective because they may lessen the prospect of identified trends occurring or continuing in the future. As a result, the investment strategy may not generate profitable signals and the Fund may suffer loss.

Market Risk: Overall securities and derivatives market risks may affect the value of individual instruments in which the Fund invests. Factors such as domestic and foreign economic growth and market conditions, interest rate levels, and political events affect the securities and derivatives markets. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

Market and Geopolitical Risk: The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as worldwide pandemic, terrorist attacks, natural disasters, social and political discord or debt crises and downgrades, among others may result in market volatility and may have long term effects on both the U.S. and global financial markets. For example, the COVID-19 global pandemic had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long any future impacts of the significant events described above would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment. Therefore, the Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments. In times of severe market disruptions, you could lose your entire investment.

Options Risk: There are risks associated with the sale and purchase of call and put options. As a seller (writer) of a put option, the Fund will tend to lose money if the value of the reference index or security falls below the strike price. As the seller (writer) of a call option, the Fund will tend to lose money if the value of the reference index or security rises above the strike price. As the buyer of a put or call option, the Fund risks losing the entire premium invested in the option if the Fund does not exercise the option.

Portfolio Turnover Risk: The higher portfolio turnover will result in higher transactional and brokerage costs.

Restricted Securities Risk: The Fund may hold securities that are restricted as to resale under the U.S. federal securities laws. There can be no assurance that a trading market will exist at any time for any particular restricted security. Limitations on the resale of these securities may prevent the Fund from disposing of them promptly at reasonable prices or at all. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the values of restricted securities may have significant volatility.

Short Position Risk: The Fund will incur a loss as a result of a short position if the price of the short position instrument increases in value between the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks, including greater reliance on the Adviser’s ability to accurately anticipate the future value of a security or instrument. The Fund’s losses are potentially unlimited in a short position transaction.

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Swap Risk: The risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make or, in the case of the other party to a swap defaulting, the net amount of payments that the Fund is contractually entitled to receive. If the Fund sells a credit default swap, however, the risk of loss may be the entire notional amount of the swap.

Some swaps are now executed through an organized exchange or regulated facility and cleared through a regulated clearing organization. The absence of an organized exchange or market for swap transactions may result in difficulties in trading and valuation, especially in the event of market disruptions. The use of an organized exchange or market for swap transactions is expected to result in swaps being easier to trade or value, but this may not always be the case

Taxation Risk: By investing in commodities indirectly through the Subsidiary, the Fund will obtain exposure to the commodities markets within the federal tax requirements that apply to the Fund. However, because the Subsidiary is a controlled foreign corporation, any gains received from its investments will be passed through to the Fund as ordinary income, which may be taxed at less favorable rates than capital gains.

Volatility Risk: The Fund may have investments that appreciate or decrease significantly in value of short periods of time. This may cause the Fund’s NAV per share to experience significant increases or declines in value over short periods of time, however, all investments long- or short-term are subject to risk of loss.

Wholly-Owned Subsidiary Risk: If the Fund utilizes a Subsidiary to make certain portfolio investments, the Subsidiary will not be registered under the Investment Company Act of 1940 (“1940 Act”) and, unless otherwise noted in the Fund’s Prospectus, will not be subject to all of the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and its Subsidiary, respectively, are organized, could result in the inability of the Fund and/or Subsidiary to operate as described in the Fund’s Prospectus and could negatively affect the Fund and its shareholders. Your cost of investing in the Fund would be higher because you would indirectly bear the expenses of a Subsidiary.

Performance: The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The performance shown below is that of the Fund while it was managed by its previous investment adviser, Altegris Advisors, LLC. The bar chart shows performance of the Fund’s Class I shares for the full calendar years since the Fund’s inception. Returns for the Class A and Class C shares, which are not presented, will vary from the returns of the Class I shares. The performance table compares the performance of the Fund over time to the performance of a broad-based securities market index. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Updated performance information and the Fund’s NAV per share for each share class is available at no cost by visiting www.wintonfunds.com or by calling 1-877-772-5838.

Performance Bar Chart For Class I Shares

For Calendar Years Ended December 31

Best Quarter:	3/31/2022	15.24%
Worst Quarter:	3/31/2020	(11.64)%

The year-to-date return as of the most recent calendar quarter, which ended September 30, 2025 was 3.82%.

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Performance Table

Average Annual Total Returns

(For the periods ended December 31, 2024)

	One Year	Five Years	Ten Years	Since Inception (10/31/11)
Return before taxes – Class I Shares	3.82%	3.79%	2.60%	3.73%
Return after taxes on distributions – Class I Shares	(0.09)%	(0.46)%	(0.55)%	0.89%
Return after taxes on distributions and sale of Fund shares – Class I Shares	2.30%	1.07%	0.60%	1.62%
Return before taxes – Class A Shares	(2.40)%	2.31%	1.73%	3.00%
Return before taxes – Class C Shares	2.77%	2.77%	1.58%	2.66%
ICE BofA US 3-Month Treasury Bill Index (reflects no deductions for fees, expenses or taxes)	5.28%	2.48%	1.77%	1.36%
Bloomberg Global Aggregate Index	(1.69)%	(1.96)%	0.15%	0.20%

After-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred accounts, such as 401(k) plans or individual retirement accounts (IRAs). After tax returns for the share classes which are not presented will vary from the after-tax returns of Class I shares.

ICE BofA US 3-Month Treasury Bill Index is an unmanaged index that measures returns of three month Treasury Bills. Investors cannot invest directly in the index.

Bloomberg Global Aggregate Index is a flagship measure of global investment grade debt from twenty-eight local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers.

Adviser: Winton Capital Management Limited (also referred to as the Investment Adviser or the Adviser)

Adviser Portfolio Manager: Simon Judes serves the Fund as a Portfolio Manager since October 28, 2025.

Purchase and Sale of Fund Shares: You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange (“NYSE”) is open for trading by written request, telephone, or through your broker. The Fund or the Adviser may waive any investment minimum.

CLASS	MINIMUM INVESTMENT
	INITIAL	SUBSEQUENT
A	$2,500	$250
C	$2,500	$250
I	$100,000	$250

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

The Fund is aware of certain private letter rulings from the Internal Revenue Service issued to other mutual funds, which indicate that income from the Fund’s investment in the Subsidiary will constitute “qualifying income” for purposes of Subchapter M; however, the Fund has not itself received or applied for private letter ruling from the Internal Revenue Service and does not intend to apply for such a ruling. Private letter rulings are not precedent and the Internal Revenue Service is not bound by them. Therefore, if the Internal Revenue Service challenges the position taken by the Fund that the income is qualifying income, it may not prevail and would lose its status as a regulated investment company.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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